UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	March 12, 2009

FISHER COMMUNICATIONS, INC.
__________________________________________
(Exact name of registrant as specified in its charter)

Washington	000-22439	91-0222175
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

100 Fourth Avenue N., Suite 510, Seattle, Washington		98109
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	206-404-7000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.02 Results of Operations and Financial Condition.

The information in Item 2.02 and Exhibit 99.1 of this Form 8-K is hereby furnished and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, unless expressly set forth by specific reference in such filing.

On March 12, 2009, Fisher Communications, Inc. (the "Company") issued a press release announcing financial results for the fourth quarter and year ended December 31, 2008. A copy of the press release is attached hereto as Exhibit 99.1.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) On March 12, 2009, the Company announced that Phelps K. Fisher, the Company's Non-Executive Chairman, will be retiring from the Board of Directors on April 1, 2009.

Item 7.01 Regulation FD Disclosure.

Attached to this Current Report as Exhibit 99.2 is a press release issued by the Company on March 12, 2009 to report the retirement of Phelps K. Fisher from the Company’s Board of Directors on April 1, 2009. The information included in the press release is considered to be "furnished" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended.

Item 9.01 Financial Statements and Exhibits.

99.1 Press release issued by Fisher Communications, Inc., dated March 12, 2009 to announce Fourth Quarter and 2008 Financial Results.

99.2 Press release issued by Fisher Communications, Inc., dated March 12, 2009 to announce the Retirement of Phelps K. Fisher from the Company’s Board of Directors.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FISHER COMMUNICATIONS, INC.

March 13, 2009	By:	/s/ Joseph L. Lovejoy

Name: Joseph L. Lovejoy
Title: Senior Vice President and Chief Financial Officer

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Exhibit Index

Exhibit No.	Description

99.1	Press release issued by Fisher Communications, Inc., dated March 12, 2009 to announce Fourth Quarter and 2008 Financial Results.
99.2	Press release issued by Fisher Communications, Inc., dated March 12, 2009 to announce the Retirement of Phelps K. Fisher from the Company’s Board of Directors.